Overview - Additional Information (Details)	12 Months Ended
Mar. 31, 2026
Overview [Abstract]
Name of reporting entity	Infosys Limited
Description of nature of entity's operations and principal activities	Infosys Limited ('the Company' or 'Infosys') provides AI-first business consulting and technology services, to enable organizations to unlock AI value at scale. With over four decades of experience in managing the systems and workings of global enterprises, Infosys accelerates business transformation through its AI-first value framework, deep domain expertise, and unique ability to orchestrate innovations from its AI-native partner ecosystem. Infosys’ strategy is to be the navigator for its clients as they ideate, plan and execute on their journey to an AI-first future.
Domicile of entity	India
Address of entity's registered office	Bengaluru, Karnataka, India